UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2021

TEAM, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13131 Dairy Ashford, Suite 600

Sugar Land, Texas 77478

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on November 30, 2021, Team, Inc. (the “Company”) entered into (i) Amendment No. 1 (the “First Amendment”) to that certain Unsecured Term Loan Credit Agreement (the “Subordinated Term Loan Credit Agreement”) with Corre Credit Fund, LLC, as agent, and the lenders from time to time party thereto. The First Amendment, among other things, (i) extended the payment date for interest in the form of payment-in-kind interest with respect to the Initial Term Loans (as defined in the Subordinated Term Loan Credit Agreement), (ii) extended the date upon which the Company must deliver a fully executed ABL Consent (as defined in the Subordinated Term Loan Credit Agreement) to, in each case, 11:59 P.M. on December 6, 2021 and (iii) extended the date upon which the Company must issue the Warrants (as defined below) to 11:59 P.M. on December 7, 2021.

As also previously reported, on December 2, 2021, the Company entered into Amendment No. 4 (the “Amendment No. 4”) to that certain Term Loan Credit Agreement, dated December 18, 2020 (as amended on October 19, 2021, October 29, 2021 and November 9, 2021, and as further amended from time to time, the “Term Loan Credit Agreement”), among the Company, the financial institutions from time to time party thereto and Atlantic Park Strategic Capital Fund, L.P. (“APSC”), as agent. Amendment No. 4, among other things, extended the date upon which the Company must issue the Warrants to 11:59 P.M. on December 7, 2021.

Amendment No. 2 to Subordinated Term Loan Agreement

On December 6, 2021, the Company entered into Amendment No. 2 (the “Second Amendment”) to the Subordinated Term Loan Credit Agreement. The Second Amendment, among other things, (i) extends the payment date for interest in the form of payment-in-kind interest (“PIK Interest”) with respect to the Initial Term Loans and (ii) extends the date upon which the Company must deliver a fully executed ABL Consent to, in each case, 11:59 P.M. on December 7, 2021.

The foregoing summary of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Second Amendment, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Amendment No. 3 to Subordinated Term Loan Agreement

On December 7, 2021, the Company entered into Amendment No. 3 (the “Third Amendment”) to the Subordinated Term Loan Credit Agreement. The Third Amendment, among other things, (i) extends the payment date for interest in the form of PIK Interest with respect to the Initial Term Loans, (ii) extends the date upon which the Company must deliver a fully executed ABL Consent and (iii) extends the date upon which the Company must issue the Warrants to, in each case, 11:59 P.M. on December 8, 2021.

The foregoing summary of the Third Amendment does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Third Amendment, which is filed as Exhibit 10.2 and is incorporated herein by reference.

Amendment No. 5 to Term Loan Credit Agreement

On December 7, 2021, the Company entered into Amendment No. 5 (“Amendment No. 5”) to the Term Loan Credit Agreement. Amendment No. 5, among other things, extends the date upon which the Company must issue the Warrants to 11:59 P.M. on December 8, 2021.

The foregoing summary of Amendment No. 5 does not purport to be complete and is subject to, and qualified in its entirety, by the full text of Amendment No. 5, which is filed as Exhibit 10.3 and is incorporated herein by reference.

ABL Amendment No. 2 to Credit Agreement

On December 8, 2021, the Company entered into Amendment No. 2 (the “ABL Amendment No. 2”) to that certain Credit Agreement dated as of December 18, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, the lenders party thereto and Citibank, N.A., a national banking association (“Citibank”), as agent. ABL Amendment No. 2, among other things, (i) revises the applicable margin to 4.25% for LIBOR rate advances, (ii) provides that at all times beginning on the effective date of the ABL Amendment No. 2 and ending on the date Citibank shall have received and approved the borrowing base certificate for the calendar month ending December 31, 2021, the borrowing base shall not exceed the lesser of (a) the borrowing base calculated as set forth in the borrowing base certificate for the calendar month ending December 31, 2021 and (b) $108,500,000, (iii) establishes an interest reserve account for certain payments due under the Term Loan Credit Agreement, (iv) provides that after giving effect to any borrowing and any disbursements to be made by the Company with the proceeds of such borrowing, within one business day of such borrowing, the Company and its U.S. subsidiaries may not have more than $5 million cash on hand, (v) provides for weekly variance testing to be delivered to Citibank, (vi) requires the Company to have used all of the proceeds borrowed under the Subordinated Term Loan Credit Agreement prior to borrowing under the Credit Agreement, and (vii) increases the amount of subordinated debt available to be incurred by the Company to account for (a) the additional $27.5 million borrowed under the Subordinated Term Loan Credit Agreement, (b) any additional amount borrowed under the Subordinated Term Loan Credit Agreement not to exceed $75 million in the aggregate, and (c) the payment of interest in the form of payment-in-kind interest with respect to the Initial Term Loans (as defined in the Subordinated Term Loan Credit Agreement).

The foregoing summary of ABL Amendment No. 2 does not purport to be complete and is subject to, and qualified in its entirety, by the full text of ABL Amendment No. 2, which is filed as Exhibit 10.4 and is incorporated herein by reference.

Resignation, Consent and Appointment Agreement and Amendment No. 4 to Subordinated Term Loan Agreement

On December 8, 2021, the Company entered into the Resignation, Consent and Appointment Agreement and Amendment No. 4 (the “Fourth Amendment”) to the Subordinated Term Loan Credit Agreement with Corre Credit Fund, LLC, as existing administrative agent (the “Existing Agent”), Cantor Fitzgerald Securities, as successor administrative agent (the “Successor Agent”), the lenders party thereto and other guarantors party thereto. The Fourth Amendment, among other things, (i) substitutes Cantor Fitzgerald Securities as the administrative agent in replacement of Corre Credit Fund, LLC and (ii) effects the resignation of Corre Credit Fund.

The foregoing summary of the Fourth Amendment does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Fourth Amendment, which is filed as Exhibit 10.5 and is incorporated herein by reference.

Warrants

In connection with execution of the Subordinated Term Loan Credit Agreement and the amendments to the Term Loan Credit Agreement, on December 8, 2021 the Company entered into the Second Amended and Restated Common Stock Purchase Warrant No. 1 (the “Second A&R AP Warrant”) with APSC Holdco II, L.P. (“APSC Holdco”), pursuant to which the First Amended and Restated Common Stock Purchase Warrant No. 1 (the “First A&R AP Warrant”) was amended and restated to provide for the purchase of up to 5,000,000 shares of the Company’s common stock, par value $0.30 per share (“Common Stock”) (including 4,082,949 shares of Common Stock issuable pursuant to the First A&R AP Warrant) exercisable at the holder’s option at any time, in whole or in part, until December 8, 2028, at an exercise price of $1.50 per share, and (ii) entered into the Common Stock Purchase Warrants (together with the Second A&R AP Warrant, the “Warrants”) with each of Corre Opportunities Qualified Master Fund, LP, Corre Horizon Fund, LP and Corre Horizon Fund II, LP (collectively, “Corre”) providing for the purchase of an aggregate of 5,000,000 shares of Common Stock, exercisable at such holder’s option at any time, in whole or in part, until December 8, 2028, at an exercise price of $1.50 per share.

The exercise price and the number of shares of Common Stock issuable on exercise of the Warrants are subject to certain antidilution adjustments, including for stock dividends, stock splits, reclassifications, noncash distributions, cash dividends, certain equity issuances and business combination transactions.

The Warrants and the shares of Common Stock issuable upon exercise thereof have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being issued in a private placement pursuant to Section 4(a)(2) thereof. The Company relied on this exemption from registration based in part on representations made by APSC Holdco and Corre in the Warrants.

The foregoing summary of the Warrants does not purport to be complete and is qualified in its entirety by reference to the full and complete texts of the Form of Second Amended & Restated Common Stock Purchase Warrant No. 1, Form of Common Stock Purchase Warrant No. 2, Form of Common Stock Purchase Warrant No. 3 and Form of Common Stock Purchase Warrant No. 4, copies of which are attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, and are incorporated by reference herein.

Amended and Restated Registration Rights Agreement

In connection with the issuance of the Warrants, the Company, APSC Holdco and Corre entered into an Amended and Restated Registration Rights Agreement dated December 8, 2021 (the “Amended and Restated Registration Rights Agreement”), pursuant to which APSC Holdco and Corre and their transferees are entitled to certain registration rights with respect to the shares of Common Stock for which the Warrants may be exercised and, subject to certain conditions, on or after January 1, 2023, the Warrants (collectively, the “Registrable Securities”). Under the terms of the Amended and Restated Registration Rights Agreement, the Company is required to prepare and file a resale registration statement with the Securities and Exchange Commission with respect to the Registrable Securities. APSC Holdco, Corre and their transferees are entitled to customary demand and piggyback rights with respect to the Registrable Securities. Under the Amended and Restated Registration Rights Agreement, the Company agreed to indemnify APSC Holdco, Corre and their officers, directors, agents and controlling persons against any losses or damages resulting from any untrue statement or omission of material fact in any registration statement or prospectus pursuant to which it sells the Company’s Registrable Securities, unless such liability arose from APSC Holdco’s or Corre’s misstatement or omission, and APSC Holdco and Corre agreed to indemnify the Company against all losses caused by its misstatements or omissions. The Company will pay all registration and offering-related expenses incidental to its performance under the Amended and Restated Registration Rights Agreement, but shall not be obligated to pay any underwriting discounts and commissions relating to the sale of its Common Stock under the Amended and Restated Registration Rights Agreement.

The foregoing summary of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full and complete text of the Amended and Restated Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.5 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit number	Description

4.1	Form of Second Amended & Restated Common Stock Purchase Warrant No. 1, dated December 8, 2021, between the Company and APSC Holdco II, L.P.

4.2	Form of Common Stock Purchase Warrant No. 2, dated December 8, 2021, between the Company and Corre Opportunities Qualified Master Fund, LP.

4.3	Form of Common Stock Purchase Warrant No. 3, dated December 8, 2021, between the Company and Corre Horizon Fund, LP.

4.4	Form of Common Stock Purchase Warrant No. 4, dated December 8, 2021, between the Company and Corre Horizon II Fund, LP.

4.5	Amended and Restated Registration Rights Agreement, dated December 8, 2021, by and between the Company, APSC Holdco II, L.P, Corre Opportunities Qualified Master Fund, LP, Corre Horizon Fund, LP and Corre Horizon II Fund, LP.

Exhibit number	Description

10.1	Amendment No. 2 to Subordinated Term Loan Agreement, dated December 6, 2021, by and among the Company, the lenders party thereto, and Corre Credit Fund, LLC, as Agent.

10.2	Amendment No. 3 to Subordinated Term Loan Agreement, dated December 7, 2021, by and among the Company, the lenders party thereto, and Corre Credit Fund, LLC, as Agent.

10.3	Amendment No. 5 to Term Loan Credit Agreement, dated December 7, 2021, among Team, Inc., as Borrower, the financial institutions party thereto and Atlantic Park Strategic Capital Fund, L.P., as Agent.

10.4*	Amendment No. 2 to Credit Agreement, dated as of December 7, 2021, among Team, Inc., as Borrower, the lenders from time to time party thereto, Citibank, N.A., as Agent, Joint Lead Arranger and Joint Bookrunner, Bank of America, N.A., as Joint Lead Arranger and Joint Bookrunner, Wells Fargo Bank, National Association, as Co-Syndication Agent, and Regions Bank as Co-Syndication Agent.

10.5*	Resignation, Consent and Appointment Agreement and Amendment No. 4 to Subordinated Term Loan Credit Agreement, dated December 8, 2021, by and among the Company, lenders party thereto, Corre Credit Fund, LLC, as Existing Agent, Cantor Fitzgerald Securities, as Successor Agent, and other guarantors party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and similar attachments have been omitted in reliance on Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc.

By:	/s/ André C. Bouchard
André C. Bouchard
Executive Vice President, Chief Legal Officer and Secretary

Dated: December 10, 2021